VirTra Engages Top Military Simulation Consultant

TEMPE, Ariz. — July 15, 2019 — VirTra, Inc. (NASDAQ: VTSI) (“VirTra”), a global provider of training simulators for the law enforcement, military, educational and commercial markets, has engaged JL O’Connell & Associates, a highly regarded business development consultancy, to expand the company’s sales and marketing efforts in the military market.

In January 2019, VirTra announced a concerted effort to allocate more of the company’s attention and resources towards the military market. As part of that strategy, the company has hired Colonel Joe O’Connell, USAR (Ret.), CEO of JL O’Connell & Associates, to assist in advising and brokering relationships with current military leaders and decision makers. JL O’Connell & Associates provides a full spectrum of business development services, including early teaming and capturing as well as proposal and program management solutions.

Prior to founding JL O’Connell & Associates in 2017, O’Connell worked as a business development lead for both small and large businesses, including a firm that provides immersive, live, and virtual training experiences to support the training efforts of aviation, aerospace, logistics, medical, combat, and other military teams. He also held multiple positions at Lockheed Martin during his 12-year tenure with the global aerospace, defense, security, and advanced technologies company. O’Connell served in the U.S. Army for 30 years (1983-2013) as an Artillery officer in both Active and Reserve units and deployed with the 82nd Airborne to Afghanistan from 2009 to 2010. He is currently Chairman of the Board of Governors for the Association of the U.S. Army Sunshine Chapter, has served on the National Defense Industrial Association (NDIA) Central Florida Board for nine years in multiple positions, including President, and is the current Vice President for the West Point Society of Central Florida. O’Connell holds a B.S. in Engineering from the United States Military Academy at West Point.

“The military market holds a great deal of potential for VirTra, and part of our focus this year has been to leverage our past experiences and industry-leading products to capitalize on opportunities that will expand our presence in that space,” said Bob Ferris, VirTra Chairman and CEO. “To effectively execute that strategy, it is crucial we utilize the expertise of seasoned and qualified advisors like JL O’Connell & Associates. Specifically, Joe’s background in both the military and the private sector make him uniquely qualified to assist VirTra in our mission of improving the training and the readiness of military personnel, and we look forward to working with him as well as exploring additional channels that may help us accomplish that mission.”

About VirTra

VirTra (NASDAQ: VTSI) is a global provider of training simulators for the law enforcement, military, educational and commercial markets. The company’s patented technologies, software, and scenarios provide intense training for de-escalation, judgmental use-of-force, marksmanship and related training that mimics real-world situations. VirTra’s mission is to save and improve lives worldwide through practical and highly-effective virtual reality and simulator technology. Learn more about the company at www.VirTra.com.

Forward Looking Statements:

This news release includes certain information that may constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by terminology such as “could”, “may”, “will,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates,” “proposed,” “planned,” “potential” and similar expressions, or are those, which, by their nature, refer to future events. All statements, other than statements of historical fact, included herein, including statements about VirTra’s beliefs and expectations, are forward-looking statements. Forward-looking information is necessarily based upon a number of assumptions that, while considered reasonable, are subject to known and unknown risks, uncertainties and other factors which may cause the actual results and future events to differ materially from those expressed or implied by such forward-looking information. Although VirTra believes that such statements are reasonable, it can give no assurance that such forward-looking information will prove to be accurate. VirTra cautions investors that any forward-looking statements by the Company are not guarantees of future results or performance, and that actual results may differ materially from those in forward-looking statements as a result of various factors. Accordingly, due to the risks, uncertainties and assumptions inherent in forward-looking information, readers and prospective investors in the Company’s securities should not place undue reliance on forward-looking information. All forward-looking information contained in this press release is given as of the date hereof, is based upon the opinions and estimates of management and information available to management as at the date hereof and is subject to change. The Company assumes no obligation to revise or update forward-looking information to reflect new circumstances, whether as a result of new information, future events or otherwise, except as required by law.

Media Contact:

Susan Lehman

Slehman@virtra.com

Investor Relations Contact:

Matt Glover or Charlie Schumacher

VTSI@gatewayir.com

949-574-3860